SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                            FORM 8-K
         CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest
   event reported)                      September 29, 1995

                     ARVIN INDUSTRIES, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)

     Indiana           1-302                  35-0550190
   ------------       -----------               ----------
(State or other       Commission             (I.R.S. Employer
jurisdiction of       File Number            Identification No.)
   incorporation)

   One Noblitt Plaza, Box 3000
          Columbus, IN                     47202-3000
  -----------------------------           ------------
 (Address of principal executive           (Zip Code)
    offices)
                          812-379-3000
       (Registrant's telephone number including area code)


Item 5.  Other Events

On September 29, 1995 Arvin Industries, Inc. sold its seventy percent ownership in Space Industries International, Inc.

For additional information, see the Registrant's press release dated October 4, 1995, which is attached hereto as Exhibit 99 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

  (c) Exhibits
     (99) Press Release issued October 4, 1995 regarding the sale of the Company's seventy percent ownership in Space Industries International, Inc.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    ARVIN INDUSTRIES, INC.

                by: /s/   William M. Lowe, Jr.
                    ________________________________

                    William M. Lowe, Jr.
                    Controller & Chief Accounting Officer

Date:     October 4, 1995